UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               -------------------

                                 Date of Report
                        (Date of earliest event reported)
                                  June 20, 2005

                            NTN Communications, Inc.
             (Exact name of Registrant as specified in its charter)

         Delaware                     001-11460                   31-1103425
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
    of Incorporation or                                      Identification No.)
     or Organization)

           5966 La Place Court
           Carlsbad, California                                     92008
(Address of Principal Executive Offices)                          (Zip Code)

                                 (760) 438-7400
              (Registrant's telephone number, including Area Code)

                               -------------------

Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Not applicable.

(b) Effective June 17, 2005, James B. Frakes resigned his position as Chief Financial Officer of the Company.

(c) Effective June 20, 2005, Andy Wrobel was appointed Chief Financial Officer of the Company. Mr. Wrobel, age 53, served as CEO/CFO of Inetcam, Inc., a video streaming software company, from 2002 to 2004 and, prior to that, from 1997 to 2001, he was CEO of Microelectronic Packaging/Meltronix. Mr. Wrobel founded Gigatek Memory Systems, Inc. in 1989. Mr. Wrobel has also held management positions with Texas Instruments and BASF.

(d) Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NTN COMMUNICATIONS, INC.


                                 By:      /s/ Stanley B. Kinsey
                                    --------------------------------
                                              Stanley B. Kinsey
                                           Chief Executive Officer

Date:  June 20, 2005